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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) JULY 27, 2001
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                        Commission file number 333-36952

                                   ORIUS CORP.
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             (Exact name of registrant as specified in its charter)


          Florida                                              65-0894212
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(State or other jurisdiction of                              (I.R.S.Employer
incorporation or organization)                             Identification No.)


                            1000 Hart Road, Suite 140
                           Barrington, Illinois 60010
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               (Address of principal executive office) (Zip Code)


                                 (847) 277-8444
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              (Registrant's telephone number, including area code)



              1401 FORUM WAY, SUITE 400 WEST PALM BEACH, FL 33401
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           (Former name or former address, if changed since last year)


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ITEM 5. OTHER EVENTS

Effective July 27, 2001, Orius Corp. (the "Company") entered into the Third Amendment (the "Amendment") to the Amended and Restated Credit Agreement, dated as of July 5, 2000 (the "Credit Agreement"). The Amendment amended and restated certain provisions of the Credit Agreement applicable to the Company including covenants related to leverage, interest coverage, fixed charge coverage and capital expenditures. In addition, the Amendment immediately converts the acquisition portion of the revolving credit facility into a term loan with amortization beginning in the first quarter of 2002.

Effective July 27, 2001, Willis Stein and Partners III, L.P. ("WSIII") committed to invest up to $25 million in the Company under terms specified in the Third Amendment to the Amended and Restated Credit Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements - not applicable

(b)     Pro Forma Financial Information - not applicable

(c)     Exhibits

        The following exhibit is hereby filed with this Form 8-K:

        EXHIBIT
        NUMBER      DESCRIPTION
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          1.        Third Amendment to Amended and Restated Credit Agreement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 ORIUS CORP.





Date:  August 3, 2001                            By:  /s/ ROBERT E. AGRES
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                                                      Robert E. Agres
                                                      Senior Vice President and
                                                      Chief Financial
                                                      (Principal Financial and
                                                      Accounting Officer)

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